Thornburg Florida Intermediate Municipal Fund

Fund facts. . . as of 3/31/98
                                        Thornburg
                                  Florida Intermediate
                                      Municipal Fund
                                         A Shares
SEC Yield                                   4.19%
Taxable Equiv. Yields                       6.95%
NAV                                         $12.22
Max. Offering Price                         $12.66

Total returns. . . as of 3/31/98
(Annual Average - After Subtracting
Maximum Sales Charge)

One Year                                    3.94%
Three Year                                  5.28%
Since Inception                             4.50%
Inception Date
(2/1/94)

The taxable equivalent yield assumes a 39.6% marginal federal tax rate and a 0.2% intangible tax.
The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. Maximum sales charge of the Fund's Class A Shares is 3.50%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996. The date quoted represent past performance and may not be construed as a guarantee of future results.


Dear Fellow Shareholder,
I am pleased to present the Semi-Annual Report for the Thornburg Florida Intermediate Municipal Fund for the 6 months ending March 31, 1998. The net asset value increased 8 cents per share to $12.22. If you were with us for the entire period, you received dividends of 27.8 cents per share. If you reinvested your dividends, you received 28.1 cents per share. Your Thornburg Florida Intermediate Municipal Fund currently holds over 50 municipal obligations from Florida Municipal borrowers. Approximately 78% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your fund so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 8.0 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:










Over the last 6 months your average portfolio maturity has increased a bit. The supply of new municipal bonds has increased considerably over the levels of recent years. With a better selection of bonds to choose from, we directed portfolio cash flow and new money into the middle maturity range of your bond ladder. Today we are managing the portfolio to keep the average maturity approximately where it is. We will stick with this approach if interest rates remain stable or decrease. If bond yields increase, we will likely extend the average portfolio maturity to approximately nine years. This would permit us to increase our income yields if higher yields are available. Today there is a great deal of discussion about the Federal Reserve and the future direction of the U.S. economy and interest rates. The U.S. economy is extremely strong, and tax receipts are off the charts. The federal budget will show a surplus in 1998 of between $50 and $100 billion, the first surplus since 1969! Most states will also have budget surpluses. In the midst of all this economic strength, I am impressed by the degree to which bond investments have outperformed money market investments in the last 5 years. Look at these average return numbers for various categories of bond mutual funds and money market funds for the 5 year period ending March 31, 1998:









Recall that in the spring of 1993 the fed funds rate was 3%. Today it is 5.31%. Assets in money market funds* and bank CDs* have increased by almost $1 trillion since then, while American investors' holdings of bonds and bond funds have actually decreased. While all savers would prefer to have the interest rates of the 1980's, it is noteworthy that (1) bond fund performance has been very good relative to money market and CD performance even in an environment of generally rising short term interest rates, and (2) many economists are calling for generally lower interest rates in the years ahead, even if Mr. Greenspan happens to raise short interest rates temporarily to cool the economy later this year. I believe investors should seriously consider moving assets from money market investments to bonds if higher short term interest rates and lower bond prices materialize in the coming months. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform well above average in varying interest rate environments. Your fund has earned Morningstar's** coveted 5-star overall rating for risk adjusted performance. I would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg Florida Intermediate Municipal Fund. Sincerely,

Brian J. McMahon
Portfolio Manager

         2 years = 14%         year 2 = 14%
    2 to 4 years = 15%         year 4 = 29%
    4 to 6 years = 10%         year 6 = 39%
    6 to 8 years = 20%         year 8 = 59%
   8 to 10 years = 9%          year 10 = 68%
  10 to 12 years = 16%         year 12 = 84%
  12 to 14 years = 6%          year 14 = 90%
  14 to 16 years = 9%          year 16 = 99%


Average annual return
5 Years Ending 3/31/98
  Taxable Money Mkt. Fund            4.4%  (before income taxes)
  Avg. Fund: Intmdt. Corp. Debt      6.2%  (before income taxes)
  Avg. Fund: Intmdt. U.S. Gvt. Debt  5.6%  (before income taxes)
  Municipal Money Mkt. Fund          2.8%  (national portfolios)
  Avg. Fund: Short Muni Bond         4.4%  (national portfolios)
  Avg. Fund: Intmdt. Muni Bond       5.5%  (national portfolios)
(source: The Wall Street Journal/Lipper)

ASSETS

Investments at value (cost $26,450,987)                            $  27,455,655
Cash                                                                      16,270
Receivable for fund shares sold                                           63,303
Interest receivable                                                      439,001
Prepaid expenses and other assets                                         14,839

Total Assets                                                          27,989,068

LIABILITIES

Payable for investments purchased                                        701,944
Accounts payable and accrued expenses                                     48,256
Payable to investment advisor                                             25,510
Dividends payable                                                         57,214

Total Liabilities                                                        832,924

NET ASSETS                                                         $  27,156,144

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($27,156,144
applicable to 2,223,101 shares of beneficial interest
outstanding - Note 4)                                              $       12.22

Maximum sales charge, 3.50 % of offering
price (3.63% of net asset value per share)                                  0.44
Maximum Offering Price Per Share                                   $       12.66


See notes to unaudited financial statements.


INVESTMENT INCOME:
Interest income (net of premium amortized of $54,202)     $   711,081

EXPENSES:
Investment advisory fees (Note 3)                              64,224
Administration fees (Note 3)                                   16,056
Service fees (Note 3)                                          28,666
Transfer agent fees                                             9,804
Custodian fees                                                 10,565
Professional fees                                               5,026
Trustee Feess                                                     333
Other expenses                                                  4,846

Total Expenses                                                139,520

Less:
Expenses waived by investment advisor (Note 3)                (14,584)

Net Expenses                                                  124,936

Net Investment Income                                         586,145

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 5)
Net Realized gain on investments sold                          13,146
Increase in unrealized appreciation (depreciation) of inve    160,234

Net Realized and Unrealized
Gain on Investments                                           173,380

Net Increase in Net Assets Resulting From Operations      $   759,525

See notes to unaudited financial statements.


                                           Six Months Ended      Year Ended
                                            March 31, 1998   September 30, 1997

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                               $  586,145   $ 1,081,089
Net realized gain (loss) on investments                 13,146       (12,081)
Increase in unrealized appreciation of investments     160,234       472,555

Net Increase in Assets Resulting from Operations       759,525     1,541,563

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                        (586,145    (1,081,089)


FUND SHARE TRANSACTIONS - (Note 4):
Class A Shares                                       2,319,916     4,701,115

Net Increase in Net Assets                           2,493,296     5,161,589


NET ASSETS:

Beginning of period                                 24,662,848    19,501,259

End of period                                     $ 27,156,144  $ 24,662,848

See notes to unaudited financial statements.

Note 1 - Organization
Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing six series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund currently offers only one class of shares of beneficial interest, Class A shares. On April 30, 1996, all existing Class C shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value.The Fund no longer offers Class B or Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee,
(ii) Class C shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a service fee and a distribution fee, and
(iii) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Class specific expenses of the Fund were limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the under the Trust general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the six months ended March 31, 1998 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ended March 31, 1998, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 1998, the Adviser voluntarily waived certain operating expenses amounting to $14,584. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended March 31, 1998, the Distributor earned commissions aggregating $5,730 from the sale of Class A shares. Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffilliated trustees is borne by the Trust.


Note  4 - Shares of Beneficial Interest
At March 31, 1998 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $26,290,569. Transactions in shares of beneficial interest were as follows:

                              Six Months Ended               Year Ended
                               March 31, 1998            September 30, 1997
Class A Shares               Shares       Amount        Shares       Amount
Shares sold                  1,443,366 $ 17,661,641    2,459,475 $ 29,388,952
Shares issued to shareholders in
reinvestment of distribution    14,558      177,641       38,451      460,678
Shares repurchased          (1,267,173) (15,519,366)  (2,107,254) (25,148,515)

Net Increase                   190,751 $  2,319,916      390,672 $  4,701,115


Note 5 - Securities Transactions
For the six months ended March 31, 1998, the Fund had purchase and sale transactions (excluding short-term securities) of $19,222,948 and $16,550,255, respectively. At March 31, 1998, net unrealized appreciation of investments was $1,004,668, resulting from $1,015,463 gross unrealized appreciation and $10,795 gross unrealized depreciation. Accumulated net realized losses from securities transactions included in net assets at March 31, 1998 aggregated $139,093. For Federal income tax purposes, the Fund has realized capital loss carryforwards of $139,124 from prior fiscal years available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: September 30, 2003 - $90,253, September 30, 2004 - $13,904 and September 30, 2005 - $34,967.



                                                                                       Period from Sept. 1 (a)-
                                      Six Month Ended        Year Ended September 30,   September 30,
                                       March 31, 1998    1997       1996       1995       1994


CLASS A SHARES:
Net asset value, beginning of period         $12.14     $11.88     $11.83     $11.54     $12.06

Income from investment operations:
   Net investment income                       0.28       0.56       0.57       0.63       0.40
   Net realized and unrealized
   gain (loss) on investments                  0.08       0.26       0.05       0.29      (0.52)

Total from investment operations               0.36       0.82       0.62       0.92      (0.12)
Less dividends from:
   Net investment Income                      (0.28)     (0.56)     (0.57)     (0.63)     (0.40)

Change in net asset value                      0.08       0.26       0.05       0.29      (0.52)

Net asset value, end of period               $12.22     $12.14     $11.88     $11.83     $11.54

TOTAL RETURNS                                  2.97%      7.04%      5.37%      8.22%     (0.95%)

RATIOS/SUPPLEMENTAL DATA
Ratios to average net asset:
   Net investment income                       4.56%(c)   4.65%      4.80%      5.41%      5.09%(c)
   Expenses, after expense reductions          0.97%(c)   0.83%      0.61%      0.38%      0.25%(c)
   Expenses, before expense reductions         1.09%(c)   1.13%      1.34%      1.44%      1.95%(c)

Portfolio turnover rate                       64.03%     51.48%     77.12%     89.60%     19.94%

Net assets at end of period (000)           $27,156     $24,663    $19,501     $14,822    $8,076

(a) Commencement of operations.
(b) Sales loads are not reflected in computing total return, which is not annualized for period less thatn one year.
(c) Annualized


CUSIPS:  Class A - 885-215-707
NASDAQ Symbols:  Class A - THFLX

Principal                                                                                                 Credit Ratingt
Amount       Issuer-Description                                                                            Moody's/S&P       Value

   720,000   Brevard County Tourist Development Tax Revenue, Series 1993, 6.325% due 3/1/03
             (Florida Marlins Training Facilities)                                                               NR/NR    $757,253
   400,000   Broward County Educational Facilities Authority, Series 1994, 5.60% due 4/1/04
             (Nova Southeastern University Project; Guaranteed: Connie Lee)                                     NR/AAA     427,028
 1,000,000   Broward County Florida Housing Finance Authority Refunding, Series A, 5.20% due 4/1/17             Aaa/NR   1,000,830
   570,000   Broward County Health Facilities Authority, 7.00% due 8/15/11
             (North Beach Hospital Project; Insured: MBIA)                                                      Aaa/AAA    624,840
   510,000   Broward County Housing Finance Authority Home Mortgage Revenue, 0% due 4/1/14                      Aa3/BBB    104,616
   200,000   Cape Coral Special Obligation Wastewater Revenue, 5.625% due 7/1/00
             (Green Area Project; Insured: FSA)                                                                 Aaa/AAA    207,218
   300,000   Cape Coral Special Obligation Wastewater Revenue, 5.75% due 7/1/01 (Green Area Project; In         Aaa/AAA    314,991
   150,000   Cape Coral Special Obligation Wastewater Revenue, 6.00% due 7/1/03 (Green Area Project; In         Aaa/AAA    162,225
   690,000   Cape Coral Special Obligation Wastewater Revenue, 6.10% due 7/1/05
             (Green Area Project; Insured FSA)                                                                  Aaa/AAA    719,049
   425,000   Clearwater Florida Housing Authority Finance Revenue Refunding, 5.40% due 5/1/13                      NR/A    433,343
   900,000   Clermont  Water & Sewer Revenue Refunding,  5.00% due 12/1/00                                        NR/NR    921,132
   285,000   Dade County General Obligation,  7.00% due 10/1/06 (Insured: AMBAC)                                Aaa/AAA    336,192
   775,000   Dade  County   Guaranteed   Entitlement   Revenue,   9.75%  due  2/1/03
             pre-refunded 2/1/00 @ 103 (Insured: AMBAC)                                                          Aaa/AAA   844,680
   230,000   Dade County Health Facilities Revenue - Catholic Health, 7.50% due 8/15/00 (LOC: Allied Irish Bank)   A1/NR   243,607
    57,000   Duval County Single Family Housing Revenue, 10.25% due 5/15/16                                      Aaa/AAA    57,706
   700,000   Escambia County Health Facilities,  Series A, 8.70% due 10/1/14 partially pre-refunded 10/01/98
             (Baptist Hospital Project)                                                                           NR/BBB+   729,036
    15,000   Escambia  County  Housing  Finance   Authority   Single  Family Mortgage,  Series C, 7.50%
             due 10/1/12                                                                                           Aaa/NR    15,544
   165,000   Escambia Housing  Finance  Authority,  6.15% due 4/1/00  (Collateralized: GNMA)                       Aaa/NR   168,764
 1,000,000   Florida Housing Development  Authority,  6.25%  due 12/1/06  (Hammock's Place Project)                NR/AAA 1,045,590
   180,000   Florida Housing Finance Agency, 7.65% due 6/1/99 (Collateralized:  GNMA)                              Aaa/NR   183,749
  1,000,000  Florida Housing Finance Agency Multi Family Housing Revenue, Series 1983-F, 5.35%
             due 12/1/05 mandatory put6/1/00
               (Insured: Connecticut General)                                                               NR/AA       1,011,620
   380,000     Florida Housing Finance Agency Revenue Bonds, 5.30% due 12/1/04 (Insured: AMBAC)           Aaa/AAA         394,216
   970,000     Florida Housing Finance Authority, Series 94-B, 5.70% due 10/1/24 mandatory put 10/1/04 (Plantation Colony Project;
               Collateralized: FNMA)                                                                       NR/AAA       1,044,593
   650,000     Florida Housing Finance Authority Multi Family Housing Revenue, 5.10% due 4/1/02put 4/1/02 (Park Colony Project;
                                                                                                       LOC: Mellon        663,370
   275,000     Florida State Board of Education, Series C, 6.90% due 6/1/99 (Escrowed to Maturity)        Aaa/AAA         279,180
   220,000     Florida State Board of Education, Series D, 6.20% due 5/1/07 (Insured: MBIA) (Escrowed t   226,336
   345,000     Florida State Certificates of Participation, 6.10% due 5/15/98 (Consolidated Equipment Financing Program Project)
                                                                                                             A/A+         345,969
   200,000     Florida State Department Corrections Certificates of Participation Okeechobee Correctional, 5.90% due 3/1/04
                                                                                                       (Insured: A        217,204
    95,000     Fort Myers Florida Improvement Revenue, 6.00% due 12/1/13 (Insured: ACA)                   Aaa/AAA          96,588
   370,000     Halifax Hospital Med Center Daytona Beach Health Care Facilities Revenue, Series A, 5.00% due 4/1/11 (Insured: ACA)
                                                                                                             NR/A         367,036
   365,000     Halifax Hospital Med Center Daytona Beach Health Care Facilities Revenue, Series A, 5.00% due 4/1/12 (Insured: ACA)
                                                                                                             NR/A         358,514
 1,000,000     Halifax Hospital Med Center Daytona Beach Health Care Facilities Revenue, Series A, 5.20% due 4/1/18
                                                                                                             NR/A         990,190
   300,000     Hernando County Industrial Development Revenue, 8.50% due 12/1/14 (Florida Crushed Stone NR/NRect)         343,056
 1,000,000     Hillsborough County Industrial Development Authority, 5.50% due 8/15/06 (University Community Hospital Inc.
               Project; Insured: MBIA)                                                                    Aaa/AAA       1,075,070
   355,000     Jacksonville Florida Housing Revenue Windermere Manor, Series A, 5.125% due 9/20/04 (Collateralized: GNMA)
                                                                                                           NR/AAA         365,320
   150,000     Jacksonville Health Facilities Industrial Development Revenue, 5.70% due 12/1/04 (National Benevolent Association
                                                                                                       Project) Ba        159,459
   100,000     Jacksonville Health Facilities Industrial Development Revenue, 6.00% due 12/1/09 (National Benevolent Association
                                                                                                       Project) Ba        108,526
   100,000     Jacksonville Health Facilities Industrial Development Revenue, 6.05% due 12/1/10 (National Benevolent Association
                                                                                                       Project) Ba        108,333
   600,000     Jacksonville Health Facilities Industrial Development Revenue, 8.00% due 12/1/15 (National Benevolent Association
                                                                                                       Project) Ba        702,456
   100,000     Jacksonville Loan Obligation Custody Receipts, 6.10% due 4/1/01 (Insured: MBIA)Aaa/AAA                     100,188
   250,000     Jacksonville Loan Obligation Water & Sewer Revenue, 5.30% due 4/1/99 (Insured: MBIA)       Aaa/AAA         250,325
 1,059,801     Lummus Housing Development Corp., 8.00% due 12/1/10 (Elderly Housing, Section 8 Project)     NR/NR       1,059,801
 2,500,000     Miami Dade County Florida Special Obligation, Subordinated Series C, 0% due 10/1/13 (Insured: MBIA)
                                                                                                          Aaa/AAA       1,129,875
   210,000     Mirimar Wastewater Improvement Assessment Revenue, 6.00% due 10/1/02 (Insured: FGIC)       Aaa/AAA         225,620
   845,000     Mirimar Wastewater Improvement Assessment Revenue, 6.25% due 10/1/05 (Insured: FGIC)       Aaa/AAA         942,462
    50,000     Okaloosa County Custody Receipts, 6.10% due 4/1/02 (Insured: MBIA)                         Aaa/AAA          50,094
   250,000     Orange County Housing Finance Authority, 6.10% due 10/1/05 (Collateralized: FNMA/GNMA) NR/AAA              260,800
   115,000     Osceola County Health Facilities Revenue, Series 1994, 5.75% due 5/1/04 (Evangelical Lutheran Good Samaritan
                                                                                                                         Project;
                                                                                                       Insured: AMAaa/AAA 123,775
   100,000     Osceola County Industrial Development Authority, 7.50% due 7/1/02 (Insured: AMBAC)         Aaa/AAA         108,286
   195,000     Palm Bay Lease Revenue Refunding, 6.40% due 9/1/04 (Florida Education & Research Foundat    Ba2/NR         203,172
   205,000     Palm Bay Lease Revenue Refunding, 6.50% due 9/1/05 (Florida Education & Research Foundat    Ba2/NR         214,795
   515,000     Palm Beach County Industrial Development Revenue, Series 1996, 6.10% due 12/1/07 (Lourdes-Noreen McKeen-Geriatric
                                                                                                                    Care Project;
               LOC: Allied Irish Bank)                                                                      NR/A+         567,092
   270,000     Palm Beach County Industrial Development Revenue, Series 1996, 6.20% due 12/1/08 (Lourdes-Noreen McKeen-Geriatric
                                                                                                                    Care Project;
               LOC: Allied Irish Bank)                                                                      NR/A+         299,287
   690,000     Pensacola Airport Revenue, 6.25% due 10/1/05                                               Aaa/AAA         760,380
   800,000     Pinellas County Educational Facility Authority Revenue, 8.00% due 2/1/11 (Clearwater Christian College Project)
                                                                                                            NR/NR         860,184
   500,000     Port St. Lucie Utility System Revenue, Series 1996-A, 0% due 9/1/07 (Insured: FGIC)        Aaa/AAA         338,010
   500,000     Seminole County School Board Certificates of Participation, 5.75% due 7/1/06 (Insured: M   Aaa/AAA         548,440
 1,000,000     South Broward Hospital District Revenue, 7.50% due 5/1/08 (Insured: AMBAC)                 Aaa/AAA       1,158,640
   100,000     St. Lucie County Florida Pollution Control, 3.85% due 1/1/26 put 4/1/98 (daily demand note)
               (Florida Power & Light Company Project)                                                  VMIG1/A1+         100,000

                                                             TOTAL INVESESTMENTS (Cost $26,450,987)               $    27,455,655

                  See notes to unaudited financial statements.
               t  Credit ratings are unaudited


Thornburg Limited Term Municipal Fund - National Portfolio
LTMFX is a laddered portfolio of municipal obligations from throughout the U.S. The Fund has an average maturity of 5 years or less. Thornburg Limited Term Municipal Fund - California Portfolio LTCAX, a single state companion portfolio to LTMFX, offers California investors double tax-free** yields in a laddered, short maturity portfolio. The Fund has an average maturity of 5 years or less. Thornburg Intermediate Municipal Fund
THIMX is a laddered portfolio of municipal obligations from throughout the U.S. The Fund has an average maturity of 10 years or less.
Thornburg Florida Intermediate Municipal Fund
THFLX , a single state companion fund to THIMX, offers Florida investors a balanced approach to double tax-free** yields. The Fund has an average maturity of 10 years or less.
Thornburg New Mexico Intermediate Municipal Fund
THNMX, a single state companion fund to THIMX, offers New Mexico investors a balanced approach to double tax-free** yields. The Fund has an average maturity of 10 years or less. Thornburg Limited Term U.S. Government Fund LTUSX is an open end mutual fund which invests in short to intermediate obligations issued by the U.S. Government, its agencies or instrumentalities***. It has an average maturity of 5 years or less. It is particularly suitable for your IRA, Keogh Plan, Pension
Plan, or Profit Sharing Plan.
Thornburg Limited Term Income Fund
THIFX is an open end mutual fund which invests in a wide variety of taxable, investment grade, short to intermediate obligations.
The Fund keeps a weighted average maturity of 5 years or less. It is also suitable for your IRA, Keogh Plan, Pension Plan, or
Profit Sharing Plan.
Thornburg Value Fund
Thornburg Global Value Fund
Thornburg New York Intermediate Municipal Fund

4        4        4        1,525    782     345      Muni Short


4        4        4        1,525    782     345      Muni Short


4        5        N/A      1,525    782     N/A      Muni Nat'l Int.

5        N/A      N/A      1,525    N/A     N/A      Muni Single St. Int.


4        4        N/A      1,525    782     N/A      Muni Single St. Int.


3        3        3        1,403    831     329      Short Gov't



4        3        N/A      1,403    831     N/A      Inter. Term Bd.





New, Not Yet Rated

SOURCE: Morningstar Advanced Analytics for Principia, 3/31/98. Morningstar proprietary ratings are subject to change every month and are calculated from the fund's 3-, 5- and 10- year average annual returns (when available) in excess of 90-day Treasury bill returns with appropriate fee adjustment and a risk factor that reflects fund performance below 90-day Treasury bill returns. 10% of the funds in an investment category receive 5 stars, 22% receive 4 stars and 35% receive 3 stars. *Morningstar ratings only apply to a fund's Class A shares. Certain funds also offer other classes of shares which are not rated.
Those shares have different expenses and performance from Class A shares. **Income from the municipal funds may be subject to state and local taxes and/or (except LTMFX) the federal alternative minimum tax. Although it reserves the right to do so in the future, LTMFX does not currently invest in bonds subject to the alternative tax. *** The share price of the Fund is not guaranteed by the U.S. Government. +Class C shares of the respective funds have only been offered since September 1, 1994.